SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 23, 2003



                        ANTEON INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   001-31258                13-3880755
  (State or Other Jurisdiction      Commission File            (IRS Employer
        of Incorporation)               Number)             Identification No.)

          3211 Jermantown Road, Suite 700
                 Fairfax, Virginia                            22030-2801
      (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (703) 246-0200




Item 5.    Other Events and Required FD Disclosure.

      Anteon International Corporation, a Delaware corporation, issued a press release on April 23, 2003 announcing that it had entered into a definitive agreement to acquire Information Spectrum, Inc. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired.

      Not Applicable.

(b) Pro Forma Financial Statements.
      Not Applicable.

(c) Exhibits.

 Exhibit
   No.          Description
  99.1          Press Release, dated April 23, 2003

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ANTEON INTERNATIONAL CORPORATION

Date: April 23, 2003                            /s/    Curtis L. Schehr
                                                ----------------
                                                Curtis L. Schehr
                                                Senior Vice President,
                                                General Counsel and Secretary



================================================================================

                                  Exhibit Index

 Exhibit
  No.        Description
 99.1        Press Release, dated April 23, 2003